UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4425 Westway Park Blvd., Suite 170,

Houston, Texas, United States of America 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2026, Seadrill Limited (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Meeting”). At the Meeting, shareholders of the Company approved Amendment No. 1 to the Amended and Restated Seadrill Limited 2022 Management Incentive Plan (the “Amendment”), as described in the Company’s definitive proxy statement on Schedule 14A for the Meeting, which was filed with the Securities and Exchange Commission on April 20, 2026 (the “Proxy Statement”). The Amendment had previously been approved, subject to shareholder approval, by the Company’s Board of Directors (the “Board”).

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting held on June 3, 2026, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Proxy Statement.

Proposal 1: Number of Directors

The determination that the number of directors comprising the Board be set at up to nine (9) directors until such number is determined or changed in accordance with the Bye-laws of the Company (the “Bye-laws”) and the authorization of the Board to fill any vacancy on the Board left unfilled at any general meeting of shareholders was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
43,175,908	173,864	1,546,110	3,956,408

Proposal 2: Re-Election of Directors

The following director nominees were re-elected as directors of the Company to serve until the Company’s next annual general meeting of shareholders or until their respective offices are otherwise vacated in accordance with the Bye-laws, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Julie J. Robertson	42,869,683	480,632	1,545,567	3,956,408
Jean Cahuzac	43,082,539	266,289	1,547,054	3,956,408
Jan Kjærvik	38,603,335	4,745,978	1,546,569	3,956,408
Mark McCollum	43,322,502	26,123	1,547,257	3,956,408
Harry Quarls	43,320,724	27,413	1,547,745	3,956,408
Andrew Schultz	31,593,085	11,963,111	1,339,686	3,956,408
Paul Smith	42,802,976	545,658	1,547,248	3,956,408
Jonathan Swinney	43,322,316	26,251	1,547,315	3,956,408
Ana Zambelli	43,222,425	126,203	1,547,254	3,956,408

Proposal 3: Appointment of the Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP, United States (“PwC US”), to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and until the close of the Company’s next annual general meeting of shareholders thereafter and the authorization of the Board (acting through the Audit and Risk Committee of the Board) to determine the remuneration of PwC US was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
47,223,781	79,918	1,548,591	—

Proposal 4: Approval and Ratification of the Remuneration of Directors

The remuneration of the directors described in the Proxy Statement was approved and ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
43,328,331	15,251	1,552,300	3,956,408

Proposal 5: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The advisory vote to approve the compensation of the Company’s named executive officers for 2025 was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
41,033,521	2,310,244	1,552,117	3,956,408

Proposal 6: Approval of Amendment No. 1 to the Amended and Restated Seadrill Limited 2022 Management Incentive Plan

Amendment No. 1 to the Amended and Restated Seadrill Limited 2022 Management Incentive Plan was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
41,146,428	2,201,541	1,547,913	3,956,408

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Amended and Restated Seadrill Limited 2022 Management Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED
Date: June 5, 2026

	By:	/s/ Grant Creed
	Name:	Grant Creed
	Title:	Chief Financial Officer